Exhibit 77(q)(1)

                                    Exhibits

(e)(1) First Amendment dated July 1, 2003 to the Sub-Advisory Agreement dated December 5, 2003 between ING Investments, LLC and ING Investment Management Advisors B.V. filed herein.